EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly reports of Propex Inc. (the “Company”) on Form 10-Q for the period ending April 1, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and operating results of the Company.

/s/ Joseph F. Dana
President and Chief Executive Officer
May 9, 2007

/s/ Lee McCarter
Executive Vice President and Chief Financial Officer
May 9, 2007

51